Exhibit 99.1

Fannie Mae Announces Tender Offer for Any and All of Certain CAS Notes

WASHINGTON, DC – February 23, 2026 – Fannie Mae (FNMA/OTCQB) today announced that it has commenced fixed-price cash tender offers (each, an “Offer” and, collectively, the “Offers”) for the purchase of any and all of the Connecticut Avenue Securities® (CAS) Notes listed below (the “Notes”), upon the terms and subject to the conditions set forth in the Offer to Purchase and related Notice of Guaranteed Delivery, each dated as of February 23, 2026 (collectively, the “Offer Documents”). Certain of the classes of Notes subject to the Offers were issued by the trusts identified in the table below (each, a “Trust”). Fannie Mae is the holder of the owner certificate issued by each Trust and, as a result, the sole beneficial owner of each Trust. The Offers will expire at 5:00 p.m. New York City time on Friday, February 27, 2026 (the “Expiration Time”) unless extended or earlier terminated. Notes tendered may be withdrawn at any time at or before the Expiration Time by following the procedures described in the Offer Documents.

Fannie Mae has engaged BofA Securities as the designated lead dealer manager and Wells Fargo Securities as the designated dealer manager for the Offers. Global Bondholder Services Corporation will serve as the tender agent and information agent for the Offers. Fannie Mae is offering to purchase, subject to the conditions of the Offers, any and all of the Notes listed in the table below.

The following table summarizes the material pricing terms of the Offers.

Name of Security	Trust (if applicable)	CUSIP	ISIN	Original Principal Balance*	Tender Offer Consideration (per $1,000 original principal amount)
Connecticut Avenue Securities, Series 2017-C02, Class 2B-1 Notes	N/A	30711XGQ1	US30711XGQ16	$102,714,000.00	$1,053.50
Connecticut Avenue Securities, Series 2017-C02, Class 2M-2 Notes	N/A	30711XGP3	US30711XGP33	$20,205,297.00	$1,030.60
Connecticut Avenue Securities, Series 2017-C02, Class 2M-2C Notes	N/A	30711XGN8	US30711XGN84	$31,757,757.00	$1,030.60
Connecticut Avenue Securities, Series 2017-C03, Class 1M-2 Notes	N/A	30711XJX3	US30711XJX30	$3,170,000.00	$1,025.20
Connecticut Avenue Securities, Series 2017-C03, Class 1M-2C Notes	N/A	30711XJV7	US30711XJV73	$25,286,999.00	$1,025.20
Connecticut Avenue Securities, Series 2017-C04, Class 2M-2 Notes	N/A	30711XLT9	US30711XLT99	—	$1,027.00
Connecticut Avenue Securities, Series 2017-C05, Class 1B-1 Notes	N/A	30711XNW0	US30711XNW01	$50,455,558.00	$1,042.50

© 2026 Fannie Mae 2.2026 1

Connecticut Avenue Securities, Series 2017-C06, Class 1B-1 Notes	N/A	30711XQW7	US30711XQW73	$34,992,596.00	$1,054.00
Connecticut Avenue Securities, Series 2017-C06, Class 2B-1 Notes	N/A	30711XSW5	US30711XSW55	$19,121,000.00	$1,058.00
Connecticut Avenue Securities, Series 2017-C06, Class 1M-2 Notes	N/A	30711XQX5	US30711XQX56	$18,540,000.00	$1,027.50
Connecticut Avenue Securities, Series 2017-C06, Class 1M-2C Notes	N/A	30711XQV9	US30711XQV90	$13,179,089.00	$1,027.50
Connecticut Avenue Securities, Series 2017-C06, Class 2M-2 Notes	N/A	30711XSX3	US30711XSX39	$77,485,969.00	$1,030.00
Connecticut Avenue Securities, Series 2017-C06, Class 2M-2C Notes	N/A	30711XSV7	US30711XSV72	$8,641,811.00	$1,030.00
Connecticut Avenue Securities, Series 2018-C03, Class 1B-1 Notes	N/A	30711XJ62	US30711XJ629	$63,617,000.00	$1,067.70
Connecticut Avenue Securities, Series 2018-C04, Class 2B-1 Notes	N/A	30711XR30	US30711XR309	$17,000,000.00	$1,089.50
Connecticut Avenue Securities, Series 2018-C04, Class 2M-2 Notes	N/A	30711XR63	US30711XR630	$73,579,187.00	$1,037.80
Connecticut Avenue Securities, Series 2018-C05, Class 1B-1 Notes	N/A	30711XY32	US30711XY321	$24,515,000.00	$1,087.50
Connecticut Avenue Securities, Series 2018-C06, Class 1B-1 Notes	N/A	30711X3M4	US30711X3M42	$57,469,000.00	$1,080.60
Connecticut Avenue Securities, Series 2018-C06, Class 2B-1 Notes	N/A	30711X5V2	US30711X5V23	$15,107,000.00	$1,089.40
Connecticut Avenue Securities, Series 2018-R07, Class 1B-1 Notes	Connecticut Avenue Securities REMIC Trust 2018-R07	20753QAF6	US20753QAF63	$48,900,000.00	$1,070.00
Connecticut Avenue Securities, Series 2022-R04, Class 1M-1 Notes	Connecticut Avenue Securities REMIC Trust 2022-R04	20753YCH3	US20753YCH36	$59,376,000.00	$1,011.30

© 2026 Fannie Mae     2.2026 2

Connecticut Avenue Securities, Series 2023-R01, Class 1M-1 Notes	Connecticut Avenue Securities REMIC Trust 2023-R01	207932AA2	US207932AA28	$429,855,000.00	$1,025.70
Connecticut Avenue Securities, Series 2023-R02, Class 1M-1 Notes	Connecticut Avenue Securities REMIC Trust 2023-R02	20755AAB8	US20755AAB89	$375,337,000.00	$1,025.00
*Represents the aggregate original principal amount of the applicable Class issued on the issue date thereof, less the aggregate original principal amount of such Class repurchased by the Company pursuant to one or more prior tender offers, if applicable. Does not include the original principal balance of the ineligible securities.

Holders must validly tender their Notes at or before the Expiration Time in order to be eligible to receive the Tender Offer Consideration, which will incorporate the monthly Certificate Percentages available on February 25, 2026. In addition, holders whose Notes are purchased in the Offers will receive accrued and unpaid interest from the last interest payment date to, but not including, the Settlement Date (as defined in the Offer to Purchase) for the Notes. Fannie Mae expects the Settlement Date to occur on March 3, 2026. Any Notes tendered using the Notice of Guaranteed Delivery and accepted for purchase are expected to be purchased on March 4, 2026, but payment of accrued interest on such Notes will only be made to, but not including, the Settlement Date.

Information on tendering the Notes is set forth in the Offer Documents. Holders of the Notes who would like copies of the Offer Documents may contact the tender agent for the Offers, Global Bondholder Services Corporation, at (855) 654-2015 (toll free) or (212) 430-3774 (banks and brokers) or contact@gbsc-usa.com. Copies of the Offer Documents are available at the following website: https://www.gbsc-usa.com/FannieMae/. Any questions regarding the terms of the Offers should be directed to BofA Securities, Inc. at (888) 292-0070 (toll free) or (980) 387-3907 (collect) or Wells Fargo Securities, LLC at (866) 309-6316 (toll free) or (704) 410-4820 (collect).

This release includes forward-looking statements, including statements relating to the timing and expected settlement and closing of the purchase of the Notes in a tender offer. These forward-looking statements are based on Fannie Mae’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may turn out to be different from these statements. Factors that may lead to different results are discussed in "Risk Factors," “Forward-Looking Statements,” and elsewhere in the Offer Documents and the documents incorporated by reference therein. All forward-looking statements are made as of the date of this press release, and Fannie Mae assumes no obligation to update this information.
Related Link:
CAS Notes Tender Offer Frequently Asked Questions
Follow Fannie Mae
fanniemae.com
Media Contact
Matthew Classick
202-752-3662
Fannie Mae Newsroom
https://www.fanniemae.com/news
Photo of Fannie Mae
https://www.fanniemae.com/resources/img/about-fm/fm-building.tif

Fannie Mae Resource Center
1-800-2FANNIE

###

© 2026 Fannie Mae     2.2026 3

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities of Fannie Mae, including the Notes. Nothing in this press release constitutes advice on the merits of buying or selling a particular investment. Any investment decision as to any purchase or sale of securities referred to herein must be made solely on the basis of information contained in the Offer Documents, and no reliance may be placed on the completeness or accuracy of the information contained in this press release. The Offers are not being made to holders of the Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of the Company by BofA Securities, Inc. or Wells Fargo Securities, LLC (as applicable) or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

You should not deal in securities unless you understand their nature and the extent of your exposure to risk. You should be satisfied that they are suitable for you in light of your circumstances and financial position. If you are in any doubt you should consult an appropriately qualified financial advisor.

Connecticut Avenue Securities is a registered mark of Fannie Mae. Unauthorized use of this mark is prohibited.

© 2026 Fannie Mae     2.2026 4